Exhibit 10.20

THIRTEENTH OMNIBUS AMENDMENT

(Apple Ridge Funding LLC)

THIS Thirteenth Omnibus Amendment (this “Amendment”) is entered into this 6th day of December, 2019 for the purpose of making amendments to the documents described in this Amendment.

WHEREAS, this Amendment is among (i) Cartus Corporation, a Delaware corporation (“Cartus”), (ii) Cartus Financial Corporation, a Delaware corporation (“CFC”), (iii) Apple Ridge Services Corporation, a Delaware corporation (“ARSC”) (iv) Apple Ridge Funding LLC, a limited liability company organized under the laws of the State of Delaware (the “Issuer”), (v) Realogy Group LLC (f/k/a Realogy Corporation), a Delaware limited liability company (“Realogy”), (vi) U.S. Bank National Association, a national banking association (“U.S. Bank”), as indenture trustee (the “Indenture Trustee”), paying agent, authentication agent, and transfer agent and registrar, (vii) the Managing Agents party to the Note Purchase Agreement defined below, and (viii) Crédit Agricole Corporate and Investment Bank (“CA-CIB”), as Administrative Agent and Lead Arranger (the “Administrative Agent”).

WHEREAS, this Amendment relates to the following documents (as such documents have previously been amended):

(i) Purchase Agreement, dated as of April 25, 2000 (the “Purchase Agreement”), by and between Cartus and CFC;

(ii) Transfer and Servicing Agreement, dated as of April 25, 2000 (the “Transfer and Servicing Agreement”), by and among ARSC, as transferor, Cartus, as originator and servicer, CFC, as originator, the Issuer, as transferee, and the Indenture Trustee;

(iii) Receivables Purchase Agreement, dated as of April 25, 2000 (the “Receivables Purchase Agreement”), by and between CFC and ARSC;

(iv) Master Indenture, dated as of April 25, 2000 (the “Master Indenture”), by and between the Issuer and U.S. Bank, as indenture trustee, paying agent, authentication agent and transfer agent and registrar;

(v) Series 2011-1 Indenture Supplement dated as of December 16, 2011 (the “Indenture Supplement”) by and between the Issuer and U.S. Bank, as indenture trustee, paying agent, authentication agent and transfer agent and registrar;

(vi) Note Purchase Agreement, dated as of December 14, 2011 (the “Note Purchase Agreement”), among the Issuer, Cartus, as Servicer, the financial institutions and commercial paper conduits party thereto and the Administrative Agent, relating to the Series 2011-1 Secured Variable Funding Notes.

WHEREAS, the Purchase Agreement, the Transfer and Servicing Agreement, the Receivables Purchase Agreement, the Master Indenture, the Indenture Supplement and the Note Purchase Agreement are collectively referred to in this Amendment as the “Affected Documents”; and

WHEREAS, terms used in this Amendment and not defined herein shall have the meanings assigned to such terms in the Master Indenture, and, if not defined therein, as defined in the Indenture Supplement:

NOW, THEREFORE, the parties hereto hereby recognize and agree:

1.     Amendment to Master Indenture. Effective as of the date hereof, Section 1.01 of the Master Indenture is hereby amended as follows:
(a) A new definition “Designated Obligor December 2019” is hereby added in appropriate alphabetical order to read as follows:
“Designated Obligor December 2019” shall mean any Obligor specified as a “Designated Obligor December 2019” in that certain letter agreement, dated December 6, 2019, by and between the Issuer and the Indenture Trustee, as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof.
2.     Amendments to Purchase Agreement. Effective as of the date hereof, the Purchase Agreement is hereby amended as follows:
(a) The definition of “Eligible Contract” is hereby amended to amend and restate subclause (v) of clause (a) thereof to read as follows:
(v) the Receivables under which, once billed, are required to be paid within 90 days of the original invoice date (or, if the related Obligor is a Designated Obligor December 2019, which are required to be paid within 100 days of the original invoice date) and
(b) The definition of “Eligible Receivable” is hereby amended to amend and restate clause (f) thereof to read as follows:
(f) (i) that is not a Defaulted Receivable, (ii) in the case of a Billed Receivable for which the related Obligor is a Foreign Obligor, has not been outstanding for more than 60 days after the due date thereof and (iii) in the case of a Billed Receivable for which the related Obligor is a Designated Obligor December 2019, in the event 5% or more of the aggregate Unpaid Balance of all Billed Receivables for which the related Obligor is a Designated Obligor December 2019 has been outstanding for more than 20 days after the due date thereof, has not been outstanding after the due date thereof;
3.     Waiver of Delivery. Each of the Managing Agents signatory hereto waives any prior notice or delivery requirement set forth in the Transaction Documents with respect to this Amendment (including, without limitation, pursuant to Section 10.02 of the Master Indenture).
4.     Conditions Precedent. This Amendment shall be effective upon (a) the Indenture Trustee’s receipt of counterparts to this Amendment, (b) the Issuer’s payment of all fees required to be paid on or prior to the date hereof and (c) the Issuer’s payment and/or reimbursement, to the extent invoiced, of the Administrative Agent’s, each Managing Agent’s and each Purchaser’s reasonable costs and expenses incurred in connection with this Amendment and the other Transaction Documents.
5.     GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, INCLUDING §5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, BUT OTHERWISE WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.
6.     Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.
7.    References to and Effect on Affected Documents. On and after the date hereof: (i) all references in any Affected Document to “this Agreement,” “hereof,” “herein” or words of similar effect referring to such

Affected Document shall be deemed to be references to such Affected Document as amended by this Amendment; (ii) each reference in any of the Affected Documents to any other Affected Document and each reference in any of the other Transaction Documents among the parties hereto to any of the Affected Documents shall each mean and be a reference to such Affected Document as amended by this Amendment; and (iii) each reference in any Transaction Document among the parties hereto to any of the terms or provisions of an Affected Document which are redefined or otherwise modified hereby shall mean and be a reference to such terms or provisions as redefined or otherwise modified by this Amendment; provided, that, notwithstanding the foregoing or any other provisions of this Amendment, the amendments contained in this Amendment shall not be effective to (x) modify on a retroactive basis any representations or warranties previously made under any Affected Document with respect to Receivables transferred or purported to have been transferred prior to the date hereof, which representations and warranties shall continue to speak as of the dates such Receivables were transferred and based on the terms and provisions of the Affected Documents as in effect at such time or (y) otherwise modify the terms of any transfer or purported transfer of any Receivable transferred or purported to be transferred pursuant to an Affected Document prior to the date hereof.
8.     Reaffirmation of Performance Guaranty. Effective as of the date hereof, Realogy, in its capacity as the Performance Guarantor under the Performance Guaranty, hereby consents to this Amendment and acknowledges and agrees that the Performance Guaranty remains in full force and effect is hereby reaffirmed, ratified and confirmed.
9.     No Waiver. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Affected Documents other than as set forth herein, each of which Affected Documents, as modified hereby, remains in full force and effect and is hereby reaffirmed, ratified and confirmed.
10. Issuer Representations re: Outstanding Series. As of the date hereof, the Issuer represents and warrants that the Series 2011-1 Notes are the only Notes outstanding under the Master Indenture.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

CARTUS CORPORATION

By: /s/ Eric Barnes
Name: Eric Barnes
Title: SVP & CFO

CARTUS FINANCIAL CORPORATION

By: /s/ Eric Barnes
Name: Eric Barnes
Title: SVP & CFO

APPLE RIDGE SERVICES CORPORATION

By: /s/ Eric Barnes
Name: Eric Barnes
Title: SVP & CFO

APPLE RIDGE FUNDING LLC

By: /s/ Eric Barnes
Name: Eric Barnes
Title: SVP & CFO

REALOGY GROUP LLC

By: /s/ Seth Truwit
Name: Seth I. Truwit
Title: SVP and Assistant Secretary

Signature Page to Thirteenth Omnibus Amendment

U.S. BANK NATIONAL ASSOCIATION, as Indenture Trustee, Paying Agent, Authentication Agent and Transfer Agent and Registrar

By: /s/ Brian Giel
Name: Brian Giel
Title: Vice President

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Administrative Agent and a Managing Agent

By: /s/ Michael Regan
Name: Michael Regan
Title: Managing Director

By: /s/ Kostantina Kourmpetis
Name: Kostantina Kourmpetis
Title: Managing Director

THE BANK OF NOVA SCOTIA, as a Managing Agent

By: /s/ Doug Noe
Name: Doug Noe
Title: Managing Director

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Managing Agent

By: /s/ Dale Abernathy
Name: Dale Abernathy
Title: Vice President

BARCLAYS BANK PLC, as a Managing Agent

By: /s/ David Hufnagel
Name: David Hufnagel
Title: Director

Signature Page to Thirteenth Omnibus Amendment